ANNUAL REPORT

DECEMBER 31, 2000

MUTUAL QUALIFIED FUND

                     [FRANKLIN TEMPLETON INVESTMENTS LOGO]
PAGE


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[Raymond Garea Image]           [Jeff Diamond Image]

RAYMOND GAREA                   JEFF DIAMOND
Portfolio Manager               Assistant Portfolio Manager
Mutual Qualified Fund           Mutual Qualified Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC



WE'RE ON THE WEB  --

Now you can access online information about your Fund, including this shareholder report. Find our web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.
PAGE
SHAREHOLDER LETTER

Your Fund's Goal: Mutual Qualified Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.


Dear Shareholder:

We are pleased to bring you this annual report for Mutual Qualified Fund, covering the period ended December 31, 2000. The year was a historic one in many ways. The U.S. economy extended its record economic expansion for yet another year. Stock market indexes reached all-time highs, then proceeded to plummet with alarming speed as the technology bubble burst. The world watched as the U.S. and its Constitution were put to an unprecedented test in determining the outcome of one of the closest and most controversial presidential elections in its history. Internationally, the European common currency, the euro, plunged to levels unimaginable by most at the time of its creation, and Asia, which had experienced slow but unsteady recovery since the 1998 financial crisis, began to exhibit early signs of another severe downturn.


  CONTENTS

Shareholder Letter .................    1

Performance Summary ................    8

Financial Highlights &
Statement of Investments ...........   12

Financial Statements ...............   27

Notes to Financial Statements ......   31

Independent Auditors' Report .......   39

Tax Designation ....................   40


                        [FUND CATEGORY PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.
PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/00

                      [GEOGRAPHIC DISTRIBUTION PLOTPOINTS]

U.S.                            58.9%
U.K.                             5.7%
France                           2.3%
Netherlands                      2.1%
Switzerland                      1.1%
Bermuda                          0.8%
Sweden                           0.8%
Canada                           0.7%
Other Countries                  2.5%
Fixed Income Securities          7.3%
Government Agencies
  & Other Net Assets            17.8%


The Federal Reserve Board (the Fed), increasingly concerned about tight labor markets, soaring equity values and building inflationary pressures, raised its benchmark federal funds target rate 1.00% through three rate increases in an attempt to slow economic growth. Rising oil and natural gas prices also began to act as a drag on the economy. These combined forces began to have their intended effect as we entered the third quarter. Companies increasingly missed earnings expectations as a strong dollar exacerbated the earnings impact of a slowing economy. The technology sector weakened considerably as many once-fabled dot-com companies failed and significant questions arose regarding the outlook for technology-related capital spending in 2001. By year-end, the Nasdaq Composite Index had declined more than 50% from its March 2000 peak.(1) The economy appeared to be slowing meaningfully as the year drew to a close, evidenced by slumping auto sales, anemic retail holiday sales, a barrage of earnings disappointments and some indications of a weakening employment picture.

Within this environment, Mutual Qualified Fund - Class Z shares delivered a 14.25% 12-month cumulative total return as shown in the Performance Summary beginning on page 8. This compares very favorably to the Fund's benchmarks, the Standard & Poor's 500(R) (S&P 500(R)) Composite Index, which declined 9.11%, and the Lipper Multi-Cap Value Funds



1. Source: Standard and Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies.

2
PAGE
Average which increased 8.86% during the same period. Moreover, the Fund's return compares favorably to the average U.S. diversified equity mutual fund, which declined 1.67% during 2000 according to Lipper.(2)

The Fund's outperformance relative to these indexes and to our peers was largely due to our disciplined value and special-situations approach. Our investment style of buying stocks trading at discounts to the underlying value of the company's assets prevented us from being drawn blindly into the technology mania. We focused our efforts on buying high-quality, undervalued stocks that were misunderstood or ignored by investors, or over-penalized by the market's recessionary fears. As a result, our portfolio did not suffer from the technology sector's severe decline during the year.

A number of factors contributed to the Fund's solid performance in 2000. Three of the stocks we highlighted in 1999's annual report, Aventis SA, Heller Financial Inc. and Pepsi Bottling Group were all strong performers in 2000. Pepsi Bottling was the largest contributor to the Fund's performance for the year under review. Two other notably significant contributors to the Fund's performance were Lagardere SCA and Mid Atlantic Medical Services. Industry-wise, diversified financials and health care providers and services were the best-performing industries.



TOP 10 HOLDINGS
12/31/00

Company                           % of Total
Industry, Country                 Net Assets
-----------------                 ----------
Canary Wharf Group PLC                  2.9%
Real Estate, U.K.

Federated Department
Stores Inc.                             2.2%
Multiline Retail, U.S.

Scripps Co., A                          1.9%
Media, U.S.

Telephone & Data Systems Inc.           1.8%
Diversified Telecommunication
Services, U.S.

AT&T Corp. - Liberty
Media Group, A                          1.6%
Media, U.S.

Household International Inc.            1.5%
Diversified Financials, U.S.

Heller Financial Inc.                   1.5%
Diversified Financials, U.S.

Republic Services Inc.                  1.3%
Commercial Services &
Supplies, U.S.

TCF Financial Corp.                     1.3%
Banks, U.S.

White Mountain
Insurance Group Inc.                    1.3%
Insurance, U.S.

2. Sources: Standard and Poor's Micropal; Lipper Inc. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Qualified Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               3
PAGE
TOP 10 INDUSTRIES
Based on Equity Securities
12/31/00

                                 % OF TOTAL
                                  NET ASSETS
                                  ----------
Media                                 9.6%

Diversified Financials                7.9%

Insurance                             7.8%

Banks                                 7.3%

Diversified Telecommunication
Services                              4.4%

Real Estate                           4.1%

Multiline Retail                      4.0%

Paper & Forest Products               2.9%

Commercial Services & Supplies        2.3%

Hotels, Restaurants & Leisure         2.2%

Alas, perfection eluded us once again this year. Among our notable disappointments were Finova Group, Telephone & Data Systems (TDS) and AT&T. Finova Group, a financial services company, surprised investors (including us) when it disclosed that it had credit problems within its loan portfolio and the CEO resigned. The subsequent liquidity issues facing the company exacerbated the situation. The company's board announced its intent to sell the company, and we sold our position given our skepticism regarding the prospects for such an outcome. TDS has been a very successful investment for your Fund over time. As we noted in our June 2000 semiannual report, TDS, a leading telecommunications company that had a spectacular run in 1999, declined in value along with shares of other wireless and telecommunications companies. Although we had reduced our holdings during the stock's rise, it remained a significant portfolio position. We believe that significant value still is locked inside TDS and continue to hold a material position in the company. In AT&T, we clearly misjudged the magnitude of the challenges facing the company. While there is still considerable value within the company, we are less confident that that value won't deteriorate further and that management's plan to split up the company will be an effective catalyst for realizing value. Thus, we have pared back our position somewhat in AT&T.

4
PAGE
By the end of the reporting period, we were finding a great deal of value in the market's media-related industries. Companies whose fortunes are tied to advertising have, in our opinion, been unduly punished resulting in attractive opportunities for investment. Stocks in this group include Liberty Media, USA Networks and Fox Entertainment. Technology appeared on our radar screen as we sifted through the remnants of the Nasdaq implosion to find companies that we now consider undervalued by traditional measures. Apple Computer, for example, traded around $14.88 at the end of the period, yet the company has about $12 per share of cash, investments and real estate on its books. The company is trading on a multiple of sales not seen since its near demise several years ago, a scenario which we believe will not be repeated. On the flip side, the market's interest rate-sensitive industries, such as financials and retailers, have been strong performers as investors begin to discount expectations for a Fed interest-rate reduction. We are somewhat skeptical that some of the companies' fortunes will improve any time soon despite any such move from the Fed. In addition, we have always held that financial services companies' earnings are less sensitive to interest-rate moves than is commonly believed. We have been selectively trimming back positions in these areas, particularly among financial stocks, a group we had significantly overweighted throughout the year.

                                                                               5
PAGE
Looking forward, we will continue our three-pronged investment approach involving bargain-priced stocks, bankruptcies and special situations, and arbitrage investing. Given the degree of leverage that has built up in corporate America, a slowing economy that could tip into recession, and the massive complacency present in the markets during 1998 and 1999, we would expect to have substantial opportunities to invest at very compelling valuations in distressed situations and bankruptcies during the coming year. Indeed, we are hopeful that this category will become a larger proportion of the Fund's investment portfolio. As always, we will strive to provide our shareholders with attractive, long-term returns with less risk and volatility than the overall market.

We appreciate your participation in Mutual Qualified Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/s/ Raymond Garea

Raymond Garea
Portfolio Manager



/s/ Jeff Diamond

Jeff Diamond
Assistant Portfolio Manager
Mutual Qualified Fund

6
PAGE
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                               7
PAGE
Class Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

Class A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

Class B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

Class C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.


PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS Z                                 CHANGE      12/31/00      12/31/99
-------                                 ------      --------      --------
Net Asset Value (NAV)                   -$0.30       $16.61        $16.91
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                        $0.5541
Short-Term Capital Gain                $0.3588
Long-Term Capital Gain                 $1.6191
                                       -------
      Total                            $2.5320

CLASS A                                CHANGE       12/31/00      12/31/99
-------                                 ------      --------      --------
Net Asset Value (NAV)                  -$0.31        $16.56        $16.87
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                        $0.4919
Short-Term Capital Gain                $0.3588
Long-Term Capital Gain                 $1.6191
                                       -------
      Total                            $2.4698

CLASS B                                CHANGE       12/31/00      12/31/99
-------                                 ------      --------      --------
Net Asset Value (NAV)                  -$0.34        $16.44        $16.78
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                        $0.4018
Short-Term Capital Gain                $0.3588
Long-Term Capital Gain                 $1.6191
                                       -------
      Total                            $2.3797

CLASS C                                CHANGE       12/31/00      12/31/99
-------                                 ------      --------      --------
Net Asset Value (NAV)                  -$0.31        $16.49        $16.80
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                        $0.3762
Short-Term Capital Gain                $0.3588
Long-Term Capital Gain                 $1.6191
                                       -------
      Total                            $2.3541

Mutual Qualified Fund paid distributions derived from long-term capital gains totaling $1.6191 per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

8
PAGE
PERFORMANCE

CLASS Z                               1-YEAR         5-YEAR         10-YEAR
-------                               ------         ------         -------
Cumulative Total Return (1)           14.25%         99.34%         382.17%
Average Annual Total Return (2)       14.25%         14.79%          17.04%
Value of $10,000 Investment(3)      $11,425        $19,934         $48,217

                                                                    INCEPTION
CLASS A                               1-YEAR         3-YEAR         (11/1/96)
-------                               ------         ------         ---------
Cumulative Total Return (1)           13.81%         29.12%          71.06%
Average Annual Total Return (2)        7.26%          6.76%          12.15%
Value of $10,000 Investment(3)      $10,726        $12,167         $16,123

                                                     INCEPTION
CLASS B                               1-YEAR         (1/1/99)
-------                               ------         --------
Cumulative Total Return (1)           13.12%           27.31%
Average Annual Total Return (2)        9.20%           11.05%
Value of $10,000 Investment(3)      $10,920          $12,331

                                                                    INCEPTION
CLASS C                               1-YEAR         3-YEAR         (11/1/96)
-------                               ------         ------         ---------
Cumulative Total Return (1)           13.11%         26.57%            66.53%
Average Annual Total Return (2)       11.01%          7.81%            12.75%
Value of $10,000 Investment(3)      $11,101        $12,532           $16,487


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.                            9
PAGE
AVERAGE ANNUAL TOTAL RETURN

CLASS Z             12/31/00
-------             --------
1-Year                 14.25%

5-Year                 14.79%

10-Year                17.04%



AVERAGE ANNUAL TOTAL RETURN

CLASS A                      12/31/00
-------                      --------
1-Year                           7.26%

3-Year                           6.76%

Since Inception (11/1/96)       12.15%



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS Z (1/1/91 - 12/31/00)

                                   [GRAPHIC]

       DATE          MUTUAL QUALIFIED        S&P 500      LIPPER MULTI-CAP VALUE
                      FUND - CLASS Z                           FUNDS AVERAGE
      ------          --------------         -------           -------------
    01/01/1991            $10,000            $10,000              $10,000
    12/31/1991            $12,113            $13,047              $12,914
    12/31/1992            $14,863            $14,041              $14,461
    12/31/1993            $18,237            $15,457              $16,594
    12/31/1994            $19,282            $15,661              $16,538
    12/31/1995            $24,410            $21,546              $21,820
    12/31/1996            $29,582            $26,493              $26,241
    12/31/1997            $36,952            $35,331              $33,179
    12/31/1998            $37,138            $45,428              $36,311
    12/31/1999            $42,203            $54,986              $38,852
    12/31/2000            $48,217            $49,977              $42,295


***  Mutual Qualified        +++  S&P 500(4)         ---  Lipper Multi-Cap
     Fund                                                 Value Funds
                                                          Average(4)


CLASS A (11/1/96 - 12/31/00)

                                   [GRAPHIC]

       DATE          MUTUAL QUALIFIED      S&P 500      LIPPER MULTI-CAP VALUE
                      FUND - CLASS A                         FUNDS AVERAGE
      ------          --------------       -------           -------------
    11/01/1996            $9,425           $10,000              $10,000
    11/30/1996            $9,908           $10,756              $10,667
    12/31/1996           $10,035           $10,543              $10,610
    01/31/1997           $10,360           $11,202              $11,017
    02/28/1997           $10,579           $11,289              $11,105
    03/31/1997           $10,437           $10,825              $10,742
    04/30/1997           $10,530           $11,472              $11,052
    05/31/1997           $11,031           $12,170              $11,765
    06/30/1997           $11,389           $12,715              $12,188
    07/31/1997           $11,982           $13,728              $13,072
    08/31/1997           $11,875           $12,959              $12,761
    09/30/1997           $12,466           $13,669              $13,413
    10/31/1997           $12,120           $13,212              $12,905
    11/30/1997           $12,258           $13,824              $13,194
    12/31/1997           $12,488           $14,062              $13,409
    01/31/1998           $12,419           $14,218              $13,346
    02/28/1998           $13,135           $15,243              $14,278
    03/31/1998           $13,644           $16,024              $14,907
    04/30/1998           $13,658           $16,186              $14,977
    05/31/1998           $13,603           $15,907              $14,643
    06/30/1998           $13,506           $16,553              $14,689
    07/31/1998           $13,111           $16,376              $14,205
    08/31/1998           $11,153           $14,008              $12,076
    09/30/1998           $11,111           $14,906              $12,639
    10/31/1998           $11,762           $16,118              $13,631
    11/30/1998           $12,335           $17,094              $14,239
    12/31/1998           $12,507           $18,079              $14,677
    01/31/1999           $12,590           $18,835              $14,730
    02/28/1999           $12,240           $18,249              $14,310
    03/31/1999           $12,864           $18,979              $14,715
    04/30/1999           $13,992           $19,713              $15,852
    05/31/1999           $14,167           $19,248              $15,787
    06/30/1999           $14,577           $20,316              $16,304
    07/31/1999           $14,295           $19,683              $15,880
    08/31/1999           $13,620           $19,584              $15,355
    09/30/1999           $13,306           $19,048              $14,710
    10/31/1999           $13,659           $20,253              $15,175
    11/30/1999           $14,052           $20,664              $15,252
    12/31/1999           $14,166           $21,881              $15,700
    01/31/2000           $13,772           $20,783              $14,988
    02/29/2000           $13,134           $20,390              $14,345
    03/31/2000           $14,561           $22,384              $15,872
    04/30/2000           $14,570           $21,711              $15,818
    05/31/2000           $14,889           $21,266              $15,962
    06/30/2000           $14,655           $21,789              $15,637
    07/31/2000           $15,091           $21,449              $15,699
    08/31/2000           $15,746           $22,781              $16,704
    09/30/2000           $15,791           $21,578              $16,494
    10/31/2000           $15,918           $21,487              $16,848
    11/30/2000           $15,418           $19,794              $16,127
    12/31/2000           $16,123           $19,891              $16,990

***  Mutual Qualified        +++  S&P 500(4)         ---  Lipper Multi-Cap
     Fund                                                 Value Funds
                                                          Average(4)

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

10
PAGE
CLASS B (1/1/99 - 12/31/00)

                                   [GRAPHIC]

      DATE          MUTUAL QUALIFIED     S&P 500    LIPPER MULTI-CAP VALUE
                     FUND - CLASS B                      FUNDS AVERAGE
     ------          --------------      -------         -------------
   01/01/1999           $10,000          $10,000            $10,000
   01/31/1999           $10,061          $10,418            $10,036
   02/28/1999            $9,787          $10,094             $9,750
   03/31/1999           $10,274          $10,498            $10,026
   04/30/1999           $11,163          $10,904            $10,800
   05/31/1999           $11,297          $10,647            $10,756
   06/30/1999           $11,617          $11,238            $11,108
   07/31/1999           $11,385          $10,887            $10,820
   08/31/1999           $10,851          $10,833            $10,461
   09/30/1999           $10,588          $10,536            $10,022
   10/31/1999           $10,864          $11,203            $10,339
   11/30/1999           $11,171          $11,430            $10,391
   12/31/1999           $11,255          $12,103            $10,697
   01/31/2000           $10,933          $11,496            $10,211
   02/29/2000           $10,423          $11,278             $9,773
   03/31/2000           $11,550          $12,381            $10,814
   04/30/2000           $11,557          $12,009            $10,777
   05/31/2000           $11,805          $11,763            $10,875
   06/30/2000           $11,605          $12,052            $10,654
   07/31/2000           $11,946          $11,864            $10,696
   08/31/2000           $12,461          $12,601            $11,381
   09/30/2000           $12,491          $11,935            $11,237
   10/31/2000           $12,585          $11,885            $11,479
   11/30/2000           $12,186          $10,949            $10,988
   12/31/2000           $12,331          $11,002            $11,576


***  Mutual Qualified        +++  S&P 500(4)         ---  Lipper Multi-Cap
     Fund                                                 Value Funds
                                                          Average(4)


CLASS C (11/1/96 - 12/31/00)

                                   [GRAPHIC]

      DATE          MUTUAL QUALIFIED     S&P 500    LIPPER MULTI-CAP VALUE
                     FUND - CLASS C                      FUNDS AVERAGE
     ------          --------------      -------         -------------
   11/01/1996            $9,900          $10,000            $10,000
   11/30/1996           $10,404          $10,756            $10,667
   12/31/1996           $10,531          $10,543            $10,610
   01/31/1997           $10,865          $11,202            $11,017
   02/28/1997           $11,092          $11,289            $11,105
   03/31/1997           $10,936          $10,825            $10,742
   04/30/1997           $11,027          $11,472            $11,052
   05/31/1997           $11,553          $12,170            $11,765
   06/30/1997           $11,923          $12,715            $12,188
   07/31/1997           $12,532          $13,728            $13,072
   08/31/1997           $12,420          $12,959            $12,761
   09/30/1997           $13,027          $13,669            $13,413
   10/31/1997           $12,658          $13,212            $12,905
   11/30/1997           $12,796          $13,824            $13,194
   12/31/1997           $13,026          $14,062            $13,409
   01/31/1998           $12,947          $14,218            $13,346
   02/28/1998           $13,689          $15,243            $14,278
   03/31/1998           $14,215          $16,024            $14,907
   04/30/1998           $14,215          $16,186            $14,977
   05/31/1998           $14,150          $15,907            $14,643
   06/30/1998           $14,049          $16,553            $14,689
   07/31/1998           $13,620          $16,376            $14,205
   08/31/1998           $11,582          $14,008            $12,076
   09/30/1998           $11,530          $14,906            $12,639
   10/31/1998           $12,195          $16,118            $13,631
   11/30/1998           $12,787          $17,094            $14,239
   12/31/1998           $12,951          $18,079            $14,677
   01/31/1999           $13,031          $18,835            $14,730
   02/28/1999           $12,666          $18,249            $14,310
   03/31/1999           $13,300          $18,979            $14,715
   04/30/1999           $14,456          $19,713            $15,852
   05/31/1999           $14,631          $19,248            $15,787
   06/30/1999           $15,048          $20,316            $16,304
   07/31/1999           $14,747          $19,683            $15,880
   08/31/1999           $14,054          $19,584            $15,355
   09/30/1999           $13,712          $19,048            $14,710
   10/31/1999           $14,070          $20,253            $15,175
   11/30/1999           $14,470          $20,664            $15,252
   12/31/1999           $14,576          $21,881            $15,700
   01/31/2000           $14,159          $20,783            $14,988
   02/29/2000           $13,500          $20,390            $14,345
   03/31/2000           $14,957          $22,384            $15,872
   04/30/2000           $14,966          $21,711            $15,818
   05/31/2000           $15,287          $21,266            $15,962
   06/30/2000           $15,027          $21,789            $15,637
   07/31/2000           $15,468          $21,449            $15,699
   08/31/2000           $16,143          $22,781            $16,704
   09/30/2000           $16,180          $21,578            $16,494
   10/31/2000           $16,293          $21,487            $16,848
   11/30/2000           $15,777          $19,794            $16,127
   12/31/2000           $16,487          $19,891            $16,990


***  Mutual Qualified        +++  S&P 500(4)         ---  Lipper Multi-Cap
     Fund                                                 Value Funds
                                                          Average(4)


AVERAGE ANNUAL TOTAL RETURN

CLASS B                       12/31/00
-------                       --------
1-Year                          9.20%

Since Inception (1/1/99)       11.05%


AVERAGE ANNUAL TOTAL RETURN


CLASS C                       12/31/00
-------                       --------
1-Year                         11.01%

3-Year                          7.81%

Since Inception (11/1/96)      12.75%

(4) Sources: Standard and Poor's Micropal; Lipper Inc. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 524 mutual funds (including Mutual Qualified Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have been different.

Past performance does not guarantee future results.

                                                                              11

PAGE

MUTUAL QUALIFIED FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997         1996+
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $16.91        $16.46        $18.19        $16.24        $14.87
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .24           .23           .43           .37           .47
 Net realized and unrealized gains (losses).........          1.99          1.99          (.38)         3.62          2.62
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.23          2.22           .05          3.99          3.09
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.55)         (.29)         (.45)         (.64)         (.43)
 Net realized gains.................................         (1.98)        (1.48)        (1.33)        (1.40)        (1.29)
                                                        ------------------------------------------------------------------
Total distributions.................................         (2.53)        (1.77)        (1.78)        (2.04)        (1.72)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $16.61        $16.91        $16.46        $18.19        $16.24
                                                        ==================================================================
Total Return........................................        14.25%        13.64%          .45%        24.95%        21.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $2,921,221    $3,152,050    $3,942,519    $5,239,947    $4,287,975
Ratios to average net assets:
 Expenses(a)........................................          .80%          .80%          .77%          .79%          .75%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .83%          .85%          .80%          .82%          .78%
 Net investment income..............................         1.43%         1.31%         2.05%         1.85%         3.06%
Portfolio turnover rate.............................        54.73%        59.84%        66.84%        52.76%        65.03%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
 Expenses...........................................          .78%          .77%          .76%          .75%          .75%
 Expenses, excluding waiver and payments by
   affiliate........................................          .81%          .82%          .79%          .78%          .78%

+Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.


 12
PAGE

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                        CLASS A
                                                                -------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                 2000++      1999++       1998       1997++      1996+
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.87      $16.42      $18.14      $16.23     $16.40
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .18         .17         .35         .28        .16
 Net realized and unrealized gains (losses).................        1.98        1.99        (.35)       3.63        .89
                                                                -------------------------------------------------------
Total from investment operations............................        2.16        2.16         .00        3.91       1.05
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.49)       (.23)       (.39)       (.60)      (.41)
 Net realized gains.........................................       (1.98)      (1.48)      (1.33)      (1.40)      (.81)
                                                                -------------------------------------------------------
Total distributions.........................................       (2.47)      (1.71)      (1.72)      (2.00)     (1.22)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $16.56      $16.87      $16.42      $18.14     $16.23
                                                                =======================================================
Total Return*...............................................      13.81%      13.27%        .15%      24.44%      6.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $443,655    $471,313    $570,143    $452,590    $20,381
Ratios to average net assets:
 Expenses(a)................................................       1.15%       1.14%       1.12%       1.14%      1.13%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.18%       1.19%       1.15%       1.17%      1.28%**
 Net investment income......................................       1.08%        .97%       1.66%       1.48%      3.19%**
Portfolio turnover rate.....................................      54.73%      59.84%      66.84%      52.76%     65.03%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
 Expenses...................................................       1.13%       1.11%       1.11%       1.10%      1.13%**
 Expenses, excluding waiver and payments by affiliate.......       1.16%       1.16%       1.14%       1.13%      1.28%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.


                                                                              13
PAGE

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 2000            1999+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $16.78          $16.42
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .08             .03
 Net realized and unrealized gains..........................      1.96            2.01
                                                                -----------------------
Total from investment operations............................      2.04            2.04
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.40)           (.20)
 Net realized gains.........................................     (1.98)          (1.48)
                                                                -----------------------
Total distributions.........................................     (2.38)          (1.68)
                                                                -----------------------
Net asset value, end of year................................    $16.44          $16.78
                                                                =======================
Total Return*...............................................    13.12%          12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $6,278          $4,168
Ratios to average net assets:
 Expenses(a)................................................     1.80%           1.81%
 Expenses, excluding waiver and payments by affiliate(a)....     1.82%           1.86%
 Net investment income......................................      .45%            .20%
Portfolio turnover rate.....................................    54.73%          59.84%

(a)Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets, would have been:
 Expenses...................................................     1.78%           1.78%
 Expenses, excluding waiver and payments by affiliate.......     1.80%           1.83%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.


 14
PAGE

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                             ---------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------
                                                              2000++      1999++       1998       1997++        1996+
                                                             ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.......................      $16.80      $16.35      $18.09      $16.23       $16.40
                                                             ---------------------------------------------------------
Income from investment operations:
 Net investment income...................................         .07         .05         .24         .16          .13
 Net realized and unrealized gains (losses)..............        1.97        1.98        (.37)       3.63          .91
                                                             ---------------------------------------------------------
Total from investment operations.........................        2.04        2.03        (.13)       3.79         1.04
                                                             ---------------------------------------------------------
Less distributions from:
 Net investment income...................................        (.37)       (.10)       (.28)       (.53)        (.39)
 Net realized gains......................................       (1.98)      (1.48)      (1.33)      (1.40)        (.82)
                                                             ---------------------------------------------------------
Total distributions......................................       (2.35)      (1.58)      (1.61)      (1.93)       (1.21)
                                                             ---------------------------------------------------------
Net asset value, end of year.............................      $16.49      $16.80      $16.35      $18.09       $16.23
                                                             =========================================================
Total Return*............................................      13.11%      12.54%      (.58)%      23.66%        6.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..........................    $220,838    $264,902    $322,609    $231,721       $9,963
Ratios to average net assets:
 Expenses(a).............................................       1.79%       1.80%       1.77%       1.79%        1.78%**
 Expenses, excluding waiver and payments by
   affiliate(a)..........................................       1.82%       1.84%       1.80%       1.82%        1.93%**
 Net investment income...................................        .44%        .32%       1.01%        .84%        2.59%**
Portfolio turnover rate..................................      54.73%      59.84%      66.84%      52.76%       65.03%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding waiver
   and payments by affiliate to average net assets, would
   have been:
 Expenses................................................       1.77%       1.77%       1.76%       1.75%        1.78%**
 Expenses, excluding waiver and payments by affiliate....       1.80%       1.81%       1.79%       1.78%        1.93%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.


                                                                              15
PAGE

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 76.0%
AEROSPACE & DEFENSE 1.2%
B.F. Goodrich Co. ..........................................    United States          709,300       $   25,800,788
*European Aeronautic Defense & Space Co. ...................     Netherlands           415,233            9,223,675
Honeywell International Inc. ...............................    United States          157,350            7,444,622
*Litton Industries Inc. ....................................    United States            9,210              724,712
                                                                                                     --------------
                                                                                                         43,193,797
                                                                                                     --------------
AUTO COMPONENTS 2.0%
Borg Warner Inc. ...........................................    United States          311,800           12,472,000
Delphi Automotive Systems Corp. ............................    United States        1,628,836           18,324,405
*Lear Corp. ................................................    United States          778,300           19,311,569
TRW Inc. ...................................................    United States          543,100           21,045,125
                                                                                                     --------------
                                                                                                         71,153,099
                                                                                                     --------------
BANKS 7.2%
Bank of Ireland.............................................    Irish Republic       1,943,375           19,248,924
Commercial Federal Corp. ...................................    United States        1,919,510           37,310,476
Dime Bancorp Inc. ..........................................    United States          253,700            7,500,006
Greenpoint Financial Corp. .................................    United States          893,875           36,593,008
+*ITLA Capital Corp. .......................................    United States          689,000           13,177,125
M & T Bank Corp. ...........................................    United States          461,290           31,367,720
Sovereign Bancorp Inc. .....................................    United States        3,226,900           26,218,563
(R)+*State National Bancshares Inc. ........................    United States        1,375,000           22,000,000
TCF Financial Corp. ........................................    United States        1,024,800           45,667,650
U.S. Bancorp. ..............................................    United States          723,386           21,113,829
                                                                                                     --------------
                                                                                                        260,197,301
                                                                                                     --------------
BEVERAGES 1.5%
Brown-Forman Corp., A.......................................    United States           24,300            1,622,025
Brown-Forman Corp., B.......................................    United States          405,200           26,945,800
Pepsi Bottling Group Inc. ..................................    United States          597,530           23,863,853
                                                                                                     --------------
                                                                                                         52,431,678
                                                                                                     --------------
BUILDING PRODUCTS .4%
*American Standard Cos. Inc. ...............................    United States          296,400           14,616,225
                                                                                                     --------------
CHEMICALS 2.4%
ChemFirst Inc. .............................................    United States          587,800           12,968,337
Crompton Corp. .............................................    United States        1,206,800           12,671,400
*Syngenta AG................................................     Switzerland           431,170           23,148,281
*Ucar International Inc. ...................................    United States        1,318,600           12,856,350
Union Carbide Corp. ........................................    United States          442,750           23,825,484
                                                                                                     --------------
                                                                                                         85,469,852
                                                                                                     --------------

 16
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES 2.3%
*Cendant Corp. .............................................    United States        1,742,200       $   16,768,675
*Chubb PLC..................................................    United Kingdom       1,634,400            3,808,709
Galileo International Inc. .................................    United States          441,140            8,822,800
*Kidde PLC..................................................    United Kingdom       3,921,800            4,159,476
*Republic Services Inc. ....................................    United States        2,800,300           48,130,156
                                                                                                     --------------
                                                                                                         81,689,816
                                                                                                     --------------
COMPUTERS & PERIPHERALS 1.7%
*Apple Computer Inc. .......................................    United States          737,900           10,976,263
Compaq Computer Corp. ......................................    United States          861,880           12,971,294
*DecisionOne Corp. .........................................    United States          245,461            1,227,305
Electronics for Imaging Inc. ...............................    United States        1,020,980           14,229,909
*Maxtor Corp. ..............................................    United States        1,660,300            9,287,303
*Quantum Corp-DSSG..........................................    United States          401,800            5,348,963
*Storage Technology Corp. ..................................    United States          983,100            8,847,900
                                                                                                     --------------
                                                                                                         62,888,937
                                                                                                     --------------
CONTAINERS & PACKAGING .1%
Jefferson Smurfit Group PLC.................................    United Kingdom       1,649,025            3,165,375
                                                                                                     --------------
DIVERSIFIED FINANCIALS 7.8%
*Ambase Corp. ..............................................    United States        1,981,800            1,169,262
Chase Manhattan Corp. ......................................    United States          846,416           38,459,027
CIT Group Inc., A...........................................    United States        2,036,815           40,990,902
*CompuCredit Corp. .........................................    United States        1,124,500           20,381,563
Heller Financial Inc. ......................................    United States        1,712,800           52,561,550
Household International Inc. ...............................    United States          989,573           54,426,515
Investor AB, A..............................................        Sweden           1,769,800           26,634,688
Metris Cos. Inc. ...........................................    United States        1,325,950           34,889,059
*MFN Financial Corp. .......................................    United States          337,490            1,518,705
Stilwell Financial Inc. ....................................    United States          242,800            9,575,425
                                                                                                     --------------
                                                                                                        280,606,696
                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.6%
AT&T Corp. .................................................    United States        1,604,592           27,779,499
BellSouth Corp. ............................................    United States          423,600           17,341,125
Centurytel Inc. ............................................    United States          610,600           21,828,950
*Citizens Communications Co., B.............................    United States          949,144           12,457,515
Telecom Italia SpA..........................................        Italy            2,920,600           17,548,881
Telephone & Data Systems Inc. ..............................    United States          738,060           66,425,400
                                                                                                     --------------
                                                                                                        163,381,370
                                                                                                     --------------

                                                                              17
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES .6%
E.On AG.....................................................       Germany             265,400       $   16,146,311
Endesa SA...................................................        Spain              224,800            3,830,631
                                                                                                     --------------
                                                                                                         19,976,942
                                                                                                     --------------
ELECTRICAL EQUIPMENT 1.1%
Rockwell International Corp. ...............................    United States          267,200           12,725,400
*Thermo Electron Corp. .....................................    United States          594,255           17,679,086
Thomas & Betts Corp. .......................................    United States          639,475           10,351,502
                                                                                                     --------------
                                                                                                         40,755,988
                                                                                                     --------------
FOOD & DRUG RETAILING .6%
Albertson's Inc. ...........................................    United States          540,900           14,333,850
*Brunos Inc., cvt. .........................................    United States           55,433            5,266,135
                                                                                                     --------------
                                                                                                         19,599,985
                                                                                                     --------------
FOOD PRODUCTS .8%
+Van Melle NV...............................................     Netherlands           971,015           28,944,567
                                                                                                     --------------
HEALTH CARE EQUIPMENT & SUPPLIES .1%
*Steris Corp. ..............................................    United States          149,200            2,405,850
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES 1.2%
*Health Net Inc., A.........................................    United States          516,825           13,534,355
*Quorum Health Group Inc. ..................................    United States        1,302,400           20,512,800
Tenet Healthcare Corp. .....................................    United States          190,905            8,483,341
                                                                                                     --------------
                                                                                                         42,530,496
                                                                                                     --------------
HOTELS RESTAURANTS & LEISURE 2.2%
+*Fine Host Corp. ..........................................    United States          452,571            4,480,453
*P & O Princess Cruises PLC.................................    United Kingdom       2,550,333           10,762,426
*Park Place Entertainment Corp. ............................    United States        1,966,600           23,476,288
*Prime Hospitality Corp. ...................................    United States        2,108,400           24,510,150
Starwood Hotels & Resorts Worldwide Inc. ...................    United States          458,000           16,144,500
                                                                                                     --------------
                                                                                                         79,373,817
                                                                                                     --------------
HOUSEHOLD DURABLES
*Sunbeam Corp. .............................................    United States        4,800,554            1,500,173
                                                                                                     --------------
HOUSEHOLD PRODUCTS .2%
Clorox Co. .................................................    United States          190,100            6,748,550
                                                                                                     --------------
INDUSTRIAL CONGLOMERATES .6%
Crane Co. ..................................................    United States          744,930           21,183,947
                                                                                                     --------------

 18
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 7.8%
*Alleghany Corp. ...........................................    United States          120,240       $   24,709,320
Allmerica Financial Corp. ..................................    United States          405,100           29,369,750
*American Financial Group Inc. .............................    United States          307,400            8,165,313
*Berkshire Hathaway Inc., A.................................    United States              425           30,175,000
*Berkshire Hathaway Inc., B.................................    United States              750            1,765,500
Jefferson-Pilot Corp. ......................................    United States          170,100           12,714,975
MBIA Inc. ..................................................    United States          468,200           34,705,325
Old Republic International Corp. ...........................    United States          584,700           18,710,400
PMI Group Inc. .............................................    United States          384,990           26,059,011
Radian Group Inc. ..........................................    United States          259,735           19,496,358
White Mountain Insurance Group Inc. ........................    United States          141,876           45,258,444
XL Capital Ltd., A..........................................       Bermuda             324,600           28,361,925
                                                                                                     --------------
                                                                                                        279,491,321
                                                                                                     --------------
MACHINERY .5%
Harsco Corp. ...............................................    United States          204,195            5,041,064
*Hexcel Corp. ..............................................    United States          193,498            1,729,388
(R)+*Lancer Industries Inc., B..............................    United States                4           10,253,561
                                                                                                     --------------
                                                                                                         17,024,013
                                                                                                     --------------
MEDIA 9.6%
*AT&T Corp. -- Liberty Media Group, A.......................    United States        4,173,979           56,609,590
*Clear Channel Communications Inc. .........................    United States          322,900           15,640,469
*Comcast Corp., A...........................................    United States          193,900            8,095,325
Dow Jones & Co. Inc. .......................................    United States          186,600           10,566,225
*Fox Entertainment Group Inc., A............................    United States          718,200           12,837,825
*General Motors Corp., H....................................    United States          767,991           17,663,793
Harcourt General Inc. ......................................    United States          162,500            9,295,000
Knight-Ridder Inc. .........................................    United States          130,170            7,403,419
Lagardere SCA...............................................        France             422,116           24,491,629
Meredith Corp. .............................................    United States          602,600           19,396,187
NV Holdingsmig de Telegraaf.................................     Netherlands           842,651           17,088,301
Rogers Communications Inc., B...............................        Canada             235,320            3,963,779
Scripps Co., A..............................................    United States        1,068,700           67,194,512
*USA Networks Inc. .........................................    United States          952,995           18,523,840
*Valassis Communications Inc. ..............................    United States          647,700           20,443,031
*Vivendi Universal SA.......................................        France              80,000            5,265,085
Washington Post Co., B......................................    United States           52,050           32,108,344
                                                                                                     --------------
                                                                                                        346,586,354
                                                                                                     --------------

                                                                              19
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING
*Philip Services Corp. .....................................        Canada             197,896       $      606,057
                                                                                                     --------------
MULTILINE RETAIL 4.0%
*Federated Department Stores Inc. ..........................    United States        2,288,795           80,107,825
May Department Stores Co. ..................................    United States          920,800           30,156,200
Sears, Roebuck & Co. .......................................    United States          912,900           31,723,275
                                                                                                     --------------
                                                                                                        141,987,300
                                                                                                     --------------
MULTI-UTILITIES .6%
Suez Lyonnaise des Eaux SA..................................        France             126,880           23,169,153
                                                                                                     --------------
OIL & GAS 1.7%
*Abraxas Petroleum Corp. ...................................    United States          220,289              963,764
*Abraxas Petroleum Corp., rts., 11/01/04....................    United States          220,289               27,536
Burlington Resources Inc. ..................................    United States           36,000            1,818,000
Conoco Inc., A..............................................    United States          306,195            8,764,832
Royal Dutch Petroleum Co. ..................................     Netherlands           314,800           19,065,075
Total Fina Elf SA, B........................................        France             207,568           30,868,318
                                                                                                     --------------
                                                                                                         61,507,525
                                                                                                     --------------
PAPER & FOREST PRODUCTS 2.9%
Abitibi-Consolidated Inc. ..................................        Canada           2,104,700           19,337,457
+*Fibermark Inc. ...........................................    United States          511,800            3,998,438
Georgia-Pacific Corp. (Timber Grp)..........................    United States          154,200            4,616,363
International Paper Co. ....................................    United States          875,700           35,739,506
Mead Corp. .................................................    United States        1,311,700           41,154,588
                                                                                                     --------------
                                                                                                        104,846,352
                                                                                                     --------------
PHARMACEUTICALS .7%
Mylan Laboratories Inc. ....................................    United States          270,000            6,800,625
Ono Pharmaceutical Co. Ltd. ................................        Japan              334,200           13,081,208
Taisho Pharmaceutical Co. Ltd. .............................        Japan              160,000            4,329,247
                                                                                                     --------------
                                                                                                         24,211,080
                                                                                                     --------------
REAL ESTATE 4.0%
*Alexander's Inc. ..........................................    United States          132,890            8,994,992
*Canary Wharf Group PLC.....................................    United Kingdom      14,557,972          105,472,064
(R)*Security Capital European Realty........................      Luxembourg           425,000            6,190,125
Ventas Inc. ................................................    United States        1,025,000            5,765,625
+*Wellsford Real Properties Inc. ...........................    United States        1,202,174           18,934,240
                                                                                                     --------------
                                                                                                        145,357,046
                                                                                                     --------------

 20
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY           RIGHTS              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ROAD & RAIL 2.1%
Florida East Coast Industries Inc., A.......................    United States        1,102,100       $   39,537,837
Florida East Coast Industries Inc., B.......................    United States           75,800            2,591,413
Railtrack Group PLC.........................................    United Kingdom       2,455,915           32,486,035
                                                                                                     --------------
                                                                                                         74,615,285
                                                                                                     --------------
SOFTWARE .6%
Autodesk Inc. ..............................................    United States          683,200           18,403,700
Computer Associates International Inc. .....................    United States          215,000            4,192,500
                                                                                                     --------------
                                                                                                         22,596,200
                                                                                                     --------------
SPECIALTY RETAIL .7%
*Payless Shoesource Inc. ...................................    United States          174,015           12,311,561
Sherwin-Williams Co. .......................................    United States          395,400           10,403,963
TJX Companies Inc. .........................................    United States          143,800            3,990,450
                                                                                                     --------------
                                                                                                         26,705,974
                                                                                                     --------------
TEXTILES & APPAREL .5%
Compagnie Financiere Richemont AG, A........................     Switzerland             6,536           17,484,455
                                                                                                     --------------
TOBACCO 1.2%
*Altadis SA.................................................        Spain              681,400           10,555,612
Gallaher Group PLC..........................................    United Kingdom       4,214,500           27,008,357
Gallaher Group PLC, ADR.....................................    United Kingdom         164,000            4,038,500
                                                                                                     --------------
                                                                                                         41,602,469
                                                                                                     --------------
TRANSPORTATION INFRASTRUCTURE .4%
Peninsular & Oriental Stream Navigation Co. ................    United Kingdom       2,925,433           13,842,088
                                                                                                     --------------
WIRELESS TELECOMMUNICATION SERVICES .1%
*Arch Wireless Inc. ........................................    United States          779,633              487,271
*VoiceStream Wireless Corp. ................................    United States           47,825            4,812,390
                                                                                                     --------------
                                                                                                          5,299,661
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $1,979,042,813)...................                                          2,728,746,794
                                                                                                     --------------
PREFERRED STOCKS .1%
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States           36,200              325,800
*Henkel KGAA, pfd. .........................................       Germany              56,300            3,647,160
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $3,648,133)....................                                              3,972,960
                                                                                                     --------------

                                                                              21
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 4.2%
Abraxas Petroleum Corp., 11.50%, 11/01/04...................    United States     $  2,246,500       $    1,920,758
Arch Paging, Tranche B-1, Term Loan 6/30/06.................    United States       12,829,399            8,980,580
DecisionOne Corp., Term Loan................................    United States        9,273,790            7,697,246
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03.....................................    United Kingdom       4,645,253 GBP        2,706,256
  Participating Loan Note, 4/30/40..........................    United Kingdom       1,020,000 GBP          624,711
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom       9,298,020 GBP       10,000,410
  12/31/25, Tier 3..........................................    United Kingdom       6,602,435 GBP        5,523,152
  12/31/50, Resettable Advance R5...........................    United Kingdom       2,616,160 GBP        1,211,493
  Stabilization Advance S8, Tier 1..........................    United Kingdom       3,003,200 GBP        1,121,551
  Stabilization Advance S8, Tier 2..........................    United Kingdom       2,034,359 GBP          577,399
Eurotunnel SA:
  12/31/12, Tier 1 (Libor)..................................        France           1,498,577 EUR        1,181,832
  12/31/12, Tier 1 (Pibor)..................................        France           1,350,451 EUR        1,065,015
  12/31/18, Tier 2 (Libor)..................................        France          12,837,186 EUR        8,557,079
  12/31/18, Tier 2 (Pibor)..................................        France           3,830,475 EUR        2,553,338
  12/31/25, Tier 3 (Libor)..................................        France          21,927,676 EUR       11,116,900
  12/31/25, Tier 3 (Pibor)..................................        France           8,280,576 EUR        4,198,089
  12/31/50, Resettable Advance R4...........................        France          13,236,295 EUR        3,852,348
  Stabilization Advance S6, Tier 1 (Pibor)..................        France           1,379,124 EUR          323,698
  Stabilization Advance S6, Tier 2..........................        France           4,027,393 EUR          718,414
  Stabilization Advance S7, Tier 1 (Pibor)..................        France           2,368,261 EUR          555,862
Finova Capital Corp.:
  9.125%, 2/27/02...........................................    United States          430,000              277,350
  6.12%, 5/28/02............................................    United States          545,000              351,525
  6.50%, 7/28/02............................................    United States          190,000              122,550
  6.39%, 10/08/02...........................................    United States          910,000              586,950
  6.25%, 11/01/02...........................................    United States        1,705,000            1,099,725
  6.54%, 11/15/02...........................................    United States          300,000              183,818
  5.99%, 1/10/03............................................    United States          420,000              262,500
  6.11%, 2/18/03............................................    United States        7,855,000            4,909,375
  FRN, 6.7975%, 6/18/03.....................................    United States        1,260,000              787,500
  7.30%, 9/22/03............................................    United States          210,000              131,250
  6.33%, 11/24/03...........................................    United States          725,000              453,125
  6.00%, 1/07/04............................................    United States        1,270,000              774,700
  6.125%, 3/15/04...........................................    United States        2,490,000            1,518,900
  7.125%, 5/17/04...........................................    United States        2,525,000            1,540,250
  7.429%, 10/14/04..........................................    United States          710,000              433,100
  7.25%, 11/08/04...........................................    United States        7,635,000            4,657,350
  6.375%, 5/15/05...........................................    United States        1,515,000              893,850
  7.40%, 5/06/06............................................    United States          930,000              545,426
  7.40%, 6/01/07............................................    United States          210,000              120,750
  7.625%, 9/21/09...........................................    United States        1,455,000              836,625
  Revolver 1................................................    United States        2,738,000            1,796,813
  Revolver 2................................................    United States        2,271,000            1,425,053
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States          835,000              398,713

 22
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States     $    360,000       $      248,400
  Series B, 7.82%, 1/27/03..................................    United States          540,000              337,500
La Quinta Inns Inc.:
  7.25%, 3/15/04............................................    United States          732,000              585,600
  7.33%, 4/01/08............................................    United States        1,670,000            1,194,050
Meditrust Corp.:
  7.00%, 8/15/07............................................    United States        1,425,000            1,033,125
  7.114%, 8/15/04...........................................    United States        6,105,000            4,395,600
  7.62%, 9/13/05............................................    United States          200,000              141,562
  7.82%, 9/10/26............................................    United States        5,540,000            4,598,200
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States        2,067,111            2,030,937
  Series B, FRN, 10.9588%, 3/23/01..........................    United States        1,917,108            1,883,559
PG & E Corp., 7.05%, 3/01/24................................    United States        1,155,000              893,588
Philip Services Corp.:
  6.00%, 4/15/10............................................        Canada               6,309                5,047
  PIK, 10.00%, 5/01/05......................................        Canada             905,476              724,381
  Senior Term Debt, 9.00%, 5/01/05..........................        Canada           1,707,707            1,536,936
Service Corp. International:
  6.30%, 3/15/03............................................    United States        5,140,000            3,366,700
  7.375%, 4/15/04...........................................    United States        2,955,000            1,817,325
  6.00%, 12/15/05...........................................    United States        4,615,000            2,538,250
  7.20%, 6/01/06............................................    United States          370,000              200,725
  6.875%, 10/01/07..........................................    United States        2,015,000            1,078,025
  7.70%, 4/15/09............................................    United States        6,975,000            3,731,625
Southern California Edison Co., 7.125%, 7/15/25.............    United States          445,000              349,325
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States        7,517,000            6,408,243
Ventas Inc.:
  Tranche A, Term Loan, 12/31/02............................    United States          955,386              911,438
  Tranche B, Term Loan, 12/31/05............................    United States        4,804,381            4,420,031
  Tranche C, Term Loan, 12/31/07............................    United States        1,437,105            1,322,137
Vlasic Foods International Inc., 10.25%, 7/01/09............    United States        4,098,000              717,150
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States      700,000,000 JPY        3,677,758
  1.50%, 6/06/05............................................    United States      400,000,000 JPY        1,926,445
  2.00%, 6/06/07............................................    United States      300,000,000 JPY        1,260,946
                                                                                                     --------------
TOTAL CORPORATE BONDS & NOTES (COST $164,373,882)...........                                            151,927,937
                                                                                                     --------------
BONDS & NOTES IN REORGANIZATION 3.1%
*Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11........    United States          375,000               93,750
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico             180,000               56,700
  Series A, 11.375%, 4/30/02................................        Mexico           3,353,000            1,106,490
  Series B, 11.875%, 4/30/04................................        Mexico           4,005,000            1,321,650
  Tranche A, Term Loan......................................        Mexico           1,031,334              340,340
*Crown Leasing, Bank Claim..................................        Japan          827,613,787 JPY          507,294

                                                                              23
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Dow Corning Corp.:
  9.30%, 1/27/98............................................    United States     $  1,835,000       $    2,394,675
  8.55%, 3/01/01............................................    United States        1,000,000            1,305,000
  9.375%, 2/01/08...........................................    United States          735,000              959,175
  8.15%, 10/15/29...........................................    United States        5,150,000            6,720,750
  Bank Debt.................................................    United States        1,801,364            2,575,951
  Bank Debt #1..............................................    United States        2,850,000            4,075,500
  Bank Claim................................................    United States        7,437,830           10,636,097
*Genesis Health Ventures Inc.:
  Term Loan A...............................................    United States          469,457              291,063
  Term Loan B...............................................    United States          926,701              574,554
  Term Loan C...............................................    United States          926,566              574,471
*Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States        4,145,000            1,036,250
  8.70%, 6/15/22............................................    United States        3,920,000              980,000
  7.25%, 12/15/25...........................................    United States        7,305,000            1,826,250
  6.875%, 2/15/27...........................................    United States        5,300,000            1,325,000
  Revolver..................................................    United States        1,228,425              307,106
*Integrated Health Services Inc.:
  Revolver..................................................    United States        4,281,224            1,466,319
  Tranche B, Term Loan......................................    United States        5,841,497            2,000,713
  Tranche C, Term Loan......................................    United States        5,989,543            2,051,419
*Laidlaw Inc.:
  7.70%, 8/15/02............................................        Canada           5,720,000            1,630,200
  7.05%, 5/15/03............................................        Canada             745,000              212,325
  7.875%, 4/15/05...........................................        Canada           2,675,000              762,375
  6.50%, 5/01/05............................................        Canada             560,000              147,000
  7.65%, 5/15/06............................................        Canada           1,165,000              332,025
  8.75%, 4/15/25............................................        Canada           3,045,000              867,825
  6.72%, 10/01/27...........................................        Canada           4,395,000            1,153,687
  6.70%, 5/01/08............................................        Canada           1,760,000              462,000
  Revoler...................................................        Canada           3,306,504            1,851,642
*Loewen Group Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada           9,180,000            3,213,000
  Revolver..................................................        Canada           3,040,613            1,368,276
  Series 5, 6.10%, 10/01/02.................................        Canada           6,280,000 CAD        1,797,870
  Term Loan.................................................        Canada             915,000              411,750
*Loewen Group International Inc.:
  Series 3, 7.50%, 4/15/01..................................        Canada           3,070,000            1,412,200
  Series 3, 7.75%, 10/15/01.................................        Canada           2,300,000              989,000
  Series 2, 8.25%, 4/15/03..................................        Canada           2,290,000            1,053,400
  Series 6, 7.20%, 6/01/03..................................        Canada          15,560,000            5,446,000
  Series 4, 8.25%, 10/15/03.................................        Canada           3,520,000            1,513,600
  Series 7, 7.60%, 6/01/08..................................        Canada          11,605,000            4,061,750

 24
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Multicare Companies Inc.:
  Revolver..................................................    United States     $    469,374       $      286,318
  Term Loan A...............................................    United States          562,093              342,877
  Term Loan B...............................................    United States          291,986              178,111
  Term Loan C...............................................    United States          880,420              537,056
*Nippon Credit Bank Ltd., Bank Claim........................        Japan          428,074,037 JPY          599,753
*Nippon Total Finance, Bank Claim...........................        Japan          461,998,711 JPY          242,731
*Optel Inc.:
  13.00%, 2/15/05...........................................    United States        6,185,000            3,247,125
  11.50%, 7/01/08...........................................    United States          240,000              126,000
*Port Seattle Wash Indl Dv Cpt Proj., 6.00%, 12/01/17.......    United States          200,000               50,000
*Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia          6,855,000              685,500
  Reg S, 12.75%, 7/15/05....................................      Indonesia          1,520,000              152,000
*Safety Kleen Corp.:
  9.25%, 5/15/09............................................    United States          535,000                8,025
  Revoler...................................................    United States          282,531               87,585
  Term Loan A...............................................    United States        1,755,894              544,327
  Term Loan B...............................................    United States        1,568,618              486,272
  Term Loan C...............................................    United States        1,568,618              486,272
*Safety Kleen Services, 9.25%, 6/01/08......................    United States           40,000                  600
*SFC New Holdings Inc., PIK, 13.25%, 8/15/03................    United States       12,322,000            3,450,160
*United Companies Financial Corp., Revolver.................    United States       24,993,011            1,624,546
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States       14,540,000            3,489,600
  Revolver..................................................    United States        2,718,379            2,500,909
  Term Loan A...............................................    United States       11,898,206           10,946,350
  Term Loan B...............................................    United States        7,740,161            7,120,948
  Tranch A, DIP Revolver, Term Loan 1/31/01.................    United States        1,233,370            1,221,036
  Tranch B, DIP Revolver, Term Loan 1/31/01.................    United States          600,000              594,000
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $122,664,770)...                                            112,220,543
                                                                                                     --------------
                                                                                     SHARES
                                                                                  ------------
COMPANIES IN LIQUIDATION .1%
*City Investing Company Liquidating Trust...................    United States        1,579,485            2,073,074
+*MBOP Liquidating Trust....................................    United States          412,418              206,209
                                                                                                     --------------
TOTAL COMPANIES IN LIQUIDATION (COST $97,408)...............                                              2,279,283
                                                                                                     --------------

                                                                              25
PAGE
MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**             VALUE
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 15.8%
Fannie Mae, 5.71% to 6.68%, with maturities to 11/30/01.....    United States     $293,675,000       $  284,963,071
Federal Home Loan Bank, 5.36% to 7.03%, with maturities to
  2/28/01...................................................    United States      192,621,000          189,458,416
Federal Home Loan Mortgage Corp., 5.635% to 6.440%, with
  maturities to 12/06/01....................................    United States       95,900,000           94,746,071
                                                                                                     --------------
TOTAL GOVERNMENT AGENCIES (COST $568,402,449)...............                                            569,167,558
                                                                                                     --------------
TOTAL INVESTMENTS (COST $2,838,229,455) 99.3%...............                                          3,568,315,075
OPTIONS WRITTEN.............................................                                               (398,469)
SECURITIES SOLD SHORT (1.3%)................................                                            (46,864,727)
NET EQUITY IN FORWARDS CONTRACTS (.7%)......................                                            (24,342,792)
OTHER ASSETS, LESS LIABILITIES 2.7%.........................                                             95,282,614
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $3,591,991,701
                                                                                                     ==============
OPTIONS WRITTEN
                           ISSUER                                  COUNTRY         CONTRACTS             VALUE
-------------------------------------------------------------------------------------------------------------------
*Burlington Resources Inc., January/45/Call.................    United States              360       $      229,500
*Electronics For Imaging Inc., January/17.50/Call...........    United States              500                3,125
*Health Net Inc., January/22.50/Call........................    United States              157               58,875
*Health Net Inc., January/25/Call...........................    United States              100               16,250
*Pacificare Health Systems Inc., January/80/Call............    United States              300                3,750
*Quorum Health Group Inc., January/15/Call..................    United States              170               30,813
*Quorum Health Group Inc., January/17.50/Call...............    United States              200                2,500
*Steris Corp., January/15/Call..............................    United States              225               32,344
*Tenet Healthcare Corp., January/45/Call....................    United States              110               21,312
                                                                                                     --------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $583,486)..........                                         $      398,469
                                                                                                     ==============
SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
*Deutsche Telekom AG........................................       Germany              19,800       $      604,152
*Deutsche Telekom AG, ADR...................................       Germany             132,800            3,884,400
*Dow Chemical Co. ..........................................    United States          713,899           26,146,550
*Eaton Corp. ...............................................    United States           23,600            1,774,425
*General Electric Co. ......................................    United States          166,300            7,972,006
*Triad Hospitals Inc. ......................................    United States          199,100            6,483,194
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $49,329,372)..........                                         $   46,864,727
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
GBP -- British Pound
EUR -- European Unit
JPY -- Japanese Yen
*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted securities (see note 6).
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $101,994,593.
                       See Notes to Financial Statements.
 26
PAGE

MUTUAL QUALIFIED FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost
  $2,838,229,455)...........................................                      $3,568,315,075
 Cash.......................................................                           9,029,072
 Receivables:
  Investment securities sold................................                          65,753,644
  Capital shares sold.......................................                          12,020,355
  Dividends and interest....................................                           8,863,767
 Unrealized gain on forward exchange contracts (Note 7).....                             617,620
 Deposits with broker for securities sold short.............                          33,917,407
                                                                                  --------------
      Total assets..........................................                       3,698,516,940
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          17,236,063
  Capital shares redeemed...................................                          13,579,834
  To affiliates.............................................                           3,099,504
 Options written, at value (premiums received $583,486).....                             398,469
 Securities sold short, at value (proceeds $49,329,372).....                          46,864,727
 Unrealized loss on forward exchange contracts (Note 7).....                          24,960,412
 Accrued expenses...........................................                             386,230
                                                                                  --------------
      Total liabilities.....................................                         106,525,239
                                                                                  --------------
Net assets, at value........................................                      $3,591,991,701
                                                                                  ==============
Net assets consist of:
 Distributions in excess of net investment income...........                      $  (11,704,373)
 Net unrealized appreciation................................                         708,392,490
 Accumulated net realized gain..............................                         116,774,097
 Capital shares.............................................                       2,778,529,487
                                                                                  --------------
Net assets, at value........................................                      $3,591,991,701
                                                                                  ==============

                                                                              27
PAGE
MUTUAL QUALIFIED FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share
  ($2,921,220,987 / 175,904,026 shares outstanding).........                              $16.61
                                                                                  ==============
CLASS A:
 Net asset value per share ($443,654,849 / 26,792,385 shares
  outstanding)..............................................                              $16.56
                                                                                  ==============
 Maximum offering price per share ($16.56 / 94.25%).........                              $17.57
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($6,277,875 / 381,869 shares outstanding)*................                              $16.44
                                                                                  ==============
CLASS C:
 Net asset value per share ($220,837,990 / 13,391,962 shares
  outstanding)*.............................................                              $16.49
                                                                                  ==============
 Maximum offering price per share ($16.49 / 99.00%).........                              $16.66
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28
PAGE

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income: (net of foreign taxes of $1,814,375)
 Dividends..................................................    $ 43,013,797
 Interest...................................................      36,235,420
                                                                ------------
      Total investment income...............................                    $ 79,249,217
                                                                                ------------
Expenses:
 Management fees (Note 3)...................................      21,292,081
 Administrative fees (Note 3)...............................       2,769,780
 Distribution fees (Note 3)
  Class A...................................................       1,510,224
  Class B...................................................          52,340
  Class C...................................................       2,239,021
 Transfer agent fees (Note 3)...............................       3,281,419
 Custodian fees.............................................         195,804
 Reports to shareholders....................................         227,517
 Registration and filing fees...............................         101,918
 Professional fees..........................................         406,039
 Directors' fees and expenses...............................          85,169
 Dividends for securities sold short........................         852,051
 Other......................................................          94,603
                                                                ------------
      Total expenses........................................                      33,107,966
      Expenses waived/paid by affiliate (Note 3)............                        (924,882)
                                                                                ------------
         Net expenses.......................................                      32,183,084
                                                                                ------------
            Net investment income...........................                      47,066,133
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     357,322,507
  Foreign currency transactions.............................     104,896,292
                                                                ------------
      Net realized gain.....................................                     462,218,799
 Net unrealized depreciation on:
  Investments...............................................     (19,023,793)
  Translation of assets and liabilities denominated in
    foreign currencies......................................     (38,207,198)
                                                                ------------
      Net unrealized depreciation...........................                     (57,230,991)
                                                                                ------------
Net realized and unrealized gain............................                     404,987,808
                                                                                ------------
Net increase in net assets resulting from operations........                    $452,053,941
                                                                                ============

                       See Notes to Financial Statements.
                                                                              29
PAGE

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     2000                 1999
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   47,066,133       $    50,253,473
  Net realized gain from investments and foreign currency
   transactions.............................................       462,218,799           407,555,363
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       (57,230,991)           75,478,573
                                                                ------------------------------------
    Net increase in net assets resulting from operations....       452,053,941           533,287,409

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (89,758,935)          (51,709,981)
   Class A..................................................       (11,985,847)           (6,163,680)
   Class B..................................................          (128,386)              (40,474)
   Class C..................................................        (4,756,859)           (1,567,724)
  Net realized gains:
   Class Z..................................................      (321,394,420)         (265,942,816)
   Class A..................................................       (48,173,613)          (40,759,342)
   Class B..................................................          (652,037)             (269,835)
   Class C..................................................       (24,971,026)          (23,061,319)
                                                                ------------------------------------
 Total distributions to shareholders........................      (501,821,123)         (389,515,171)

 Capital share transactions (Note 2):
   Class Z..................................................      (190,765,588)         (908,520,451)
   Class A..................................................       (21,590,739)         (114,984,297)
   Class B..................................................         2,221,902             4,349,989
   Class C..................................................       (40,539,605)          (67,455,539)
                                                                ------------------------------------
 Total capital share transactions...........................      (250,674,030)       (1,086,610,298)
    Net decrease in net assets..............................      (300,441,212)         (942,838,060)

Net assets:
 Beginning of year..........................................     3,892,432,913         4,835,270,973
                                                                ------------------------------------
 End of year................................................    $3,591,991,701       $ 3,892,432,913
                                                                ====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $  (11,704,373)      $     7,744,479
                                                                ====================================

                       See Notes to Financial Statements.
 30
PAGE

MUTUAL QUALIFIED FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                              31
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SYNTHETIC EQUITY SWAPS:

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

 32
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                                    2000                                  1999
                                                        -------------------------------------------------------------------
                                                          SHARES          AMOUNT               SHARES           AMOUNT
                                                          ------------------------------------------------------------
CLASS Z SHARES:
Shares sold...........................................    8,687,097    $ 147,023,633          13,618,003    $   239,936,301
Shares issued on reinvestment of distributions........   24,459,949      394,399,369          17,865,351        305,401,650
Shares redeemed.......................................  (43,606,971)    (732,188,590)        (84,651,807)    (1,453,858,402)
                                                        -------------------------------------------------------------------
Net decrease..........................................  (10,459,925)   $(190,765,588)        (53,168,453)   $  (908,520,451)
                                                        ===================================================================

                                                                              33
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                 1999
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS A SHARES:
Shares sold............................................    6,136,344    $ 103,211,440           6,908,914    $ 121,937,830
Shares issued on reinvestment of distributions.........    3,563,760       57,312,779           2,591,171       44,224,677
Shares redeemed........................................  (10,843,230)    (182,114,958)        (16,285,897)    (281,146,804)
                                                         -----------------------------------------------------------------
Net decrease...........................................   (1,143,126)   $ (21,590,739)         (6,785,812)   $(114,984,297)
                                                         =================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                1999+
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS B SHARES:
Shares sold............................................      170,722    $   2,863,771             239,303    $   4,205,444
Shares issued on reinvestment of distributions.........       47,180          752,906              18,029          300,557
Shares redeemed........................................      (84,417)      (1,394,775)             (8,948)        (156,012)
                                                         -----------------------------------------------------------------
Net increase...........................................      133,485    $   2,221,902             248,384    $   4,349,989
                                                         =================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                     2000                                 1999
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS C SHARES:
Shares sold............................................    1,415,521    $  23,678,354           1,917,699    $  33,307,575
Shares issued on reinvestment of distributions.........    1,725,831       27,627,832           1,326,890       22,561,396
Shares redeemed........................................   (5,513,080)     (91,845,791)         (7,206,720)    (123,324,510)
                                                         -----------------------------------------------------------------
Net decrease...........................................   (2,371,728)   $ (40,539,605)         (3,962,131)   $ (67,455,539)
                                                         =================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual

 34
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

and the Fund's former investment adviser not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $112,561 and $48,334, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,858,994,561 was as follows:

Unrealized appreciation.....................................  $ 886,602,947
Unrealized depreciation.....................................   (177,282,433)
                                                              -------------
Net unrealized appreciation.................................  $ 709,320,514
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $419,386. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

                                                                              35
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000, aggregated $1,800,664,901 and $2,705,885,525, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                                  NUMBER
                                                               OF CONTRACTS      PREMIUM
                                                               ---------------------------
Options outstanding at December 31, 1999....................           0       $         0
Options written.............................................      23,346         6,495,258
Options expired.............................................      (4,243)       (1,912,396)
Options terminated in closing transactions..................     (16,646)       (3,919,448)
Options exercised...........................................        (335)          (79,928)
                                                               ---------------------------
Options outstanding at December 31, 2000....................       2,122       $   583,486
                                                               ===========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
             4        Lancer Industries Inc., B...................................       8/11/89       $10,253,561
       425,000        Security Capital European Realty............................       4/08/98         6,190,125
     1,375,000        State National Bancshares Inc. .............................       8/09/00        22,000,000
                                                                                                       -----------
TOTAL RESTRICTED SECURITIES (COST $30,551,281) (1.07% OF NET ASSETS)..............                     $38,443,686
                                                                                                       ===========

 36
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

                                                                                  IN           SETTLEMENT       UNREALIZED
CONTRACTS TO BUY:                                                            EXCHANGE FOR         DATE          GAIN/(LOSS)
------------------                                                           ---------------------------------------------
      1,412,500      Canadian Dollars..................................    U.S.$    933,884     1/31/01      U.S.$      7,219
     18,654,500      Swedish Krona.....................................           1,878,269     4/20/01               111,861
                                                                                 ----------                        ----------
                                                                           U.S.$  2,812,153                  U.S.$    119,080
                                                                                 ==========                        ==========
CONTRACTS TO SELL:
------------------
     26,600,738      Canadian Dollars..................................    U.S.$ 18,079,425     1/31/01      U.S.$    356,210
      6,722,247      British Pounds....................................          10,059,170     2/22/01                 7,738
  1,675,416,293      Japanese Yen......................................          15,015,717     3/27/01               134,592
                                                                                 ----------                        ----------
                                                                           U.S.$ 43,154,312                           498,540
                                                                                 ==========                        ----------
        Unrealized gain on forward exchange contracts..................                                      U.S.$    617,620
                                                                                                                   ==========
CONTRACTS TO BUY:
------------------
      3,887,810      Canadian Dollars..................................    U.S.$  2,600,130     1/31/01      U.S.$     (9,808)
                                                                                 ==========                        ==========

                                                                              37
PAGE
MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                  IN           SETTLEMENT       UNREALIZED
                                                                             EXCHANGE FOR         DATE         GAIN/(LOSS)
                                                                             ---------------------------------------------
CONTRACTS TO SELL:
------------------
     13,333,599      European Unit.....................................    U.S.$ 11,358,417     1/22/01      U.S.$ (1,174,834)
     15,000,000      British Pounds....................................          21,388,350     1/22/01            (1,030,025)
     11,529,830      Canadian Dollars..................................           7,522,119     1/31/01              (159,835)
     45,000,000      European Unit.....................................          38,300,750     1/31/01            (4,015,471)
      4,233,600      Swedish Krona.....................................             430,659     1/31/01               (19,107)
     19,960,998      European Unit.....................................          18,343,098     2/15/01              (437,855)
     25,376,141      British Pounds....................................          36,314,490     2/22/01            (1,629,156)
     41,500,000      European Unit.....................................          37,700,450     2/26/01            (1,362,075)
     20,298,267      British Pounds....................................          29,702,859     2/26/01              (649,734)
     38,119,000      Swiss Francs......................................          22,520,338     3/13/01            (1,150,384)
     33,247,801      European Unit.....................................          29,178,479     3/14/01            (2,135,673)
     14,344,204      Swedish Krona.....................................           1,507,255     3/15/01               (20,376)
     14,735,998      British Pounds....................................          21,648,080     3/19/01              (393,099)
    391,285,861      Japanese Yen......................................           3,466,430     3/27/01                (8,033)
     40,000,000      British Pounds....................................          58,729,900     4/17/01            (1,115,092)
    216,702,166      Swedish Krona.....................................          21,936,526     4/20/01            (1,182,051)
     26,500,000      European Unit.....................................          22,981,833     4/30/01            (2,016,857)
     38,300,000      European Unit.....................................          33,563,110     5/21/01            (2,591,344)
     35,650,000      British Pounds....................................          50,453,222     5/29/01            (2,898,899)
     18,913,586      Swiss Francs......................................          11,335,972     6/14/01              (488,097)
      8,469,900      Swedish Krona.....................................             900,000     6/20/01                (5,929)
     14,607,480      European Unit.....................................          13,336,630     6/22/01              (466,678)
                                                                                 ----------                        ----------
                                                                           U.S.$492,618,967                       (24,950,604)
                                                                                 ==========                        ==========
        Unrealized loss on forward exchange contracts..................                                          (24,960,412)
                                                                                                                   ----------
          Net unrealized loss on forward exchange contracts............                                      U.S.$(24,342,792)
                                                                                                                   ==========

 38
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Qualified Fund

We have audited the accompanying statement of assets and liabilities of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 26, 2001

                                                                              39
PAGE

MUTUAL QUALIFIED FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $306,763,582 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

 40

PAGE
PAGE
[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Mutual Qualified Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

475 A00 02101              [recycled logo] Printed on recycled paper